OAKWOOD MORTGAGE INVESTORS, INC. 1997-B                                                               REPORT DATE:  August 7, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                  POOL REPORT #        3
REMITTANCE REPORT                                                                                     Page 1 of 6
REPORTING MONTH:                       Jul-97



                                            Scheduled Principal Balance of Contracts
-------------------------------------------------------------------------------------------------------------------------------

Beginning                                                                                                  Ending
Principal                  Scheduled          Prepaid            Liquidated        Contracts               Principal
Balance                    Principal          Principal          Principal         Repurchased             Balance
-------------------------------------------------------------------------------------------------------------------------------
 175,141,856.00           (272,859.44)       (897,279.39)           0.00              0.00                173,971,717.17
===============================================================================================================================



  Scheduled                         Scheduled                                         Amount
  Gross           Servicing         Pass Thru         Liquidation       Reserve       Available for   Limited       Total
  Interest        Fee               Interest          Proceeds          Fund Draw     Distribution    Guarantee     Distribution
------------------------------------------------------------------------------------------------------------------------------------
  1,517,331.76      145,951.55     1,371,380.21          0.00               0.00      2,687,470.59      0.00          2,687,470.59
====================================================================================================================================



Class M Liquidity Account

        Beginning                                                   Investment         Balance Before      Reserve
         Balance                Deposits           Distrib.          Interest       Current Distribution   Fund Draw
------------------------------------------------------------------------------------------------------------------------------
       304,076.84                 0.00             -560.28            1,238.95              304,755.51         0.00
==============================================================================================================================


                                                                                        Reserve Fund Required Balance
                                                                                       --------------------------------------
   Reserve              Balance After                                                  Before Current     After Current
   Fund Deposit         Current Distribution          Excess                           Distribution       Distribution
---------------------------------------------------------------------                  --------------------------------------
      0.00                304,755.51                1,238.95                           303,516.56         303,516.56
=====================================================================                  ======================================

Class B-1 Liquidity Account

        Beginning                                                   Investment         Balance Before      Reserve
         Balance                Deposits           Distrib.          Interest       Current Distribution   Fund Draw
-------------------------------------------------------------------------------------------------------------------------------
       328,464.38                 0.00               0.00            748.68               329,213.06           0.00
===============================================================================================================================

                                                                                      Reserve Fund Required Balance
                                                                                      --------------------------------------
  Reserve              Balance After                                                  Before Current     After Current
  Fund Deposit         Current Distribution          Excess                           Distribution       Distribution
--------------------------------------------------------------------                  --------------------------------------
     0.00               329,213.06                   748.68                           328,464.38         328,464.38
====================================================================                  ======================================



                                                      Certificate Account
---------------------------------------------------------------------------------------------------------------------------------

        Beginning                        Deposits                                        Investment               Ending
         Balance               Principal           Interest        Distributions          Interest                Balance
---------------------------------------------------------------------------------------------------------------------------------
       1,825,738.25          1,155,490.03       1,472,030.58     (3,357,801.64)            4,588.81          1,100,046.03
=================================================================================================================================

                        P&I Advances at Distribution Date
----------------------------------------------------------------------------------


      Beginning              Recovered            Current            Ending
       Balance               Advances            Advances           Balance
----------------------------------------------------------------------------------
     590,498.05            565,076.76        436,446.82         461,868.11
==================================================================================



OAKWOOD MORTGAGE INVESTORS, INC. 1997-B                                                         REPORT DATE:  August 7, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                            POOL REPORT #           3
REMITTANCE REPORT
REPORTING MONTH:                                  Jul-97                                        Page 2 of 6


Class B Crossover Test                                                               Test Met?
-----------------------------------------------------------------                    ---------------

(a) Remittance date on or after December 2001                                              N


(b) Average 60 day Delinquency rate (less than or equal to) 5%                          #DIV/0!

(c) Average 30 day Delinquency rate (less than or equal to) 7%                          #DIV/0!


(d) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates

                Dec 2001- May 2003            7%                                           N
                June 2003-May 2004            8%                                           N
                June 2004 and thereafter      9%                                           N




(e) Current realized loss ratio (less than or equal to) 2.75%                              Y


(f) Does Class B Percentage equal or

     exceed                                   25.375%
     of stated scheduled pool balance

                Beginning B-1 balance                                     16,953,000.00

                Beginning B-2 balance                                      8,923,192.00
                                                                    --------------------

                                                                          25,876,192.00
                Divided by beginning pool
                balance                                                  175,141,856.00
                                                                    --------------------
                                                                                  14.774%  N
                                                                    ====================



Average 60 day delinquency ratio:


                                  Over 60s            Pool Balance            %
                      ----------------------------------------------------------

Current Mo                         919,574.04          173,971,717.17      0.53%
1st Preceding Mo                         0.00              299,786.08      0.00%
2nd Preceding Mo                         0.00                    0.00    #DIV/0!
                                                           Divided by        3
                                                                   -------------
                                                                         #DIV/0!
                                                                   =============


Average 30 day delinquency ratio:



                                   Over 30s            Pool Balance            %
                      ----------------------------------------------------------

Current Mo                       2,644,295.19          173,971,717.17      1.52%
1st Preceding Mo                         0.00            1,823,714.64      0.00%
2nd Preceding Mo                         0.00                    0.00    #DIV/0!
                                                           Divided by      3
                                                                   -------------
                                                                         #DIV/0!
                                                                   =============

Cumulative loss ratio:

                         Cumulative losses                       0.00
                                              ------------------------
Divided by Initial Certificate Principal               178,456,192.00     0.000%
                                                                   =============



Current realized loss ratio:

                                    Liquidation           Pool
                                      Losses             Balance
                      ---------------------------------------------

Current Mo                               0.00          173,971,717.17
1st Preceding Mo                         0.00                    0.00
2nd Preceding Mo                         0.00                    0.00
                                                                          0.000%
                                                                   =============



OAKWOOD MORTGAGE INVESTORS, INC. 1997-B                                                          REPORT DATE:  August 7, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                             POOL REPORT #             3
REMITTANCE REPORT                                                                                Page 3 of 6
REPORTING MONTH:                                Jul-97



                                                          Delinquency Analysis

                                                   31 to 59 days         60 to 89 days        90 days and Over
                 No. of       Principal                   Principal             Principal             Principal
                 Loans         Balance          #          Balance     #         Balance      #        Balance
              -----------------------------------------------------------------------------------------------------
Excluding Repos   5,296     173,602,652.74     58     1,675,696.56    17       446,346.99     2      153,187.21

        Repos        18         369,064.43      2        49,024.59    12       271,979.14     4       48,060.70
              -----------------------------------------------------------------------------------------------------

        Total     5,314     173,971,717.17     60     1,724,721.15    29       718,326.13     6      201,247.91
              =====================================================================================================


                                                                         Repossession Analysis
                                  Active Repos                           Reversal       Current Month
       Total Delinq.              Outstanding                          (Redemption)         Repos               Cumulative Repos
               Principal                   Principal                    Principal             Principal                 Principal
     #          Balance        #            Balance      #               Balance      #       Balance           #       Balance
----------------------------------------------------------------------------------------------------------------------------------
    77        2,275,230.76    18          369,064.43     0                0.00        12      229,145.10        18      369,064.43

    18          369,064.43
--------------------------

    95        2,644,295.19
===========================

   1.8%             1.52%
  =========================

OAKWOOD MORTGAGE INVESTORS, INC. 1997-B                                                                 REPORT DATE:  August 7, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                    POOL REPORT # 3
REMITTANCE REPORT
REPORTING MONTH:                          Jul-97                                                        Page 4 of 6

REPOSSESSION LIQUIDATION REPORT



                                   Liquidated                                                                           Net
   Account        Customer         Principal           Sales          Insur.          Total        Repossession     Liquidation
   Number           Name            Balance          Proceeds         Refunds        Proceeds        Expenses        Proceeds
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       0.00                            0.00
                                                                                       0.00                            0.00
                                                                                       0.00                            0.00
                                                                                       0.00                            0.00
                                                                                       0.00                            0.00
                                                                                       0.00                            0.00
                                                                                       0.00                            0.00
                                                                                       0.00                            0.00
                                                                                       0.00                            0.00
                                                                                       0.00                            0.00
                                                                                       0.00                            0.00
                                                                                       0.00                            0.00
                                                                                       0.00                            0.00
                                                                                       0.00                            0.00
                                                                                       0.00                            0.00
                                                                                       0.00                            0.00
                                                                                       0.00                            0.00
                                                                                       0.00                            0.00
                                                                                       0.00                            0.00
                                                                                       0.00                            0.00
                                ---------------------------------------------------------------------------------------------------
                                     0.00              0.00            0.00            0.00            0.00            0.00
                                ===================================================================================================


                          Net              Current
    Unrecov.           Pass Thru         Period Net       Cumulative
    Advances            Proceeds         Gain/(Loss)    Gain/(Loss)
-----------------------------------------------------------------------
                           0.00              0.00
                           0.00              0.00
                           0.00              0.00
                           0.00              0.00
                           0.00              0.00
                           0.00              0.00
                           0.00              0.00
                           0.00              0.00
                           0.00              0.00
                           0.00              0.00
                           0.00              0.00
                           0.00              0.00
                           0.00              0.00
                           0.00              0.00
                           0.00              0.00
                           0.00              0.00
                           0.00              0.00
                           0.00              0.00
                           0.00              0.00
                           0.00              0.00
--------------------------------------------------
      0.00                 0.00              0.00           0.00
==================================================================

As a percentage of the aggregate cut-off
     date principal balance                                0%
                                                    ===============



OAKWOOD MORTGAGE INVESTORS, INC. 1997-B                                                             REPORT DATE:  August 7, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                POOL REPORT #         3
REMITTANCE REPORT
REPORTING MONTH:                             Jul-97                                                 Page 5 of 6

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                                                 Original              Beginning                    Beginning          Current
                Cert.                           Certificate           Certificate                  Carryover          Principal
                Class                             Balances              Balances                   Principal             Due
-----------------------------------------------------------------------------------------------------------------------------------
A-1                                              33,741,000.00         30,426,663.13                  0.00          1,170,138.83
A-1 Outstanding Writedown                                                       0.00                                        0.00

A-2                                              32,767,000.00         32,767,000.00                  0.00                  0.00
A-2 Outstanding Writedown                                                       0.00                                        0.00

A-3                                              22,379,000.00         22,379,000.00                  0.00                  0.00
A-3 Outstanding Writedown                                                       0.00                                        0.00

A-4                                              14,096,000.00         14,096,000.00                  0.00                  0.00
A-4 Outstanding Writedown                                                       0.00                                        0.00

A-5                                              33,982,000.00         33,982,000.00                  0.00                  0.00
A-5 Outstanding Writedown                                                       0.00                                        0.00

M                                                15,615,000.00         15,615,000.00                  0.00                  0.00
M Outstanding Writedown                                                         0.00                                        0.00

B-1                                              16,953,000.00         16,953,000.00                  0.00                  0.00
B-1 Outstanding Writedown                                                       0.00                                        0.00

B-2                                               8,923,192.00          8,923,192.00                  0.00                  0.00
B-2 Outstanding Writedown                                                       0.00                                        0.00


                                      ---------------------------------------------------------------------------------------------

                                                178,456,192.00        175,141,855.13                  0.00          1,170,138.83
                                      =============================================================================================

                                            Current         Ending                         Ending                     Principal Paid
                Cert.                      Principal      Carryover     Writedown        Certificate    Pool             Per $1,000
                Class                         Paid        Principal      Amounts          Balances     Factor           Denomination
----------------------------           ---------------------------------------------------------------------------------------------
A-1                                      1,170,138.83           0.00          0.00     29,256,524.30     86.70912%        34.68
A-1 Outstanding Writedown                                                     0.00              0.00      0.00             0.00

A-2                                              0.00           0.00          0.00     32,767,000.00    100.00000%         0.00
A-2 Outstanding Writedown                                                     0.00              0.00      0.00             0.00

A-3                                              0.00           0.00          0.00     22,379,000.00    100.00000%         0.00
A-3 Outstanding Writedown                                                     0.00              0.00      0.00             0.00

A-4                                              0.00           0.00          0.00     14,096,000.00    100.00000%         0.00
A-4 Outstanding Writedown                                                     0.00              0.00      0.00             0.00

A-5                                              0.00           0.00          0.00     33,982,000.00    100.00000%         0.00
A-5 Outstanding Writedown                                                     0.00              0.00      0.00             0.00

M                                                0.00           0.00          0.00     15,615,000.00    100.00000%         0.00
M Outstanding Writedown                                                       0.00              0.00      0.00             0.00

B-1                                              0.00           0.00          0.00     16,953,000.00    100.00000%         0.00
B-1 Outstanding Writedown                                                     0.00              0.00      0.00             0.00

B-2                                              0.00           0.00          0.00      8,923,192.00    100.00000%         0.00
B-2 Outstanding Writedown                                                     0.00              0.00      0.00             0.00


                                       -------------------------------------------------------------

                                         1,170,138.83           0.00          0.00    173,971,716.30
                                       =============================================================


    OAKWOOD MORTGAGE INVESTORS, INC. 1997-B                                                         REPORT DATE:  August 7, 1997
    OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                            POOL REPORT #         3
    REMITTANCE REPORT
    REPORTING MONTH:                         Jul-97                                                 Page 6 of 6


    CERTIFICATE INTEREST ANALYSIS



              Certificate                Remittance     Beginning          Current                Total                 Interest
                 Class                     Rate         Balance            Accrual                 Paid                 Shortfall
                                     ----------------------------------------------------------------------------------------------
    A-1                                    6.50000%       0.00           164,811.09             164,811.09                 0.00
    A-1  Carryover Interest                0.00           0.00                 0.00                   0.00                 0.00
    A-1  Writedown Interest                0.00           0.00                 0.00                   0.00                 0.00

    A-2                                    6.75000%       0.00           184,314.38             184,314.38                 0.00
    A-2  Carryover Interest                0.00           0.00                 0.00                   0.00                 0.00
    A-2  Writedown Interest                0.00           0.00                 0.00                   0.00                 0.00

    A-3                                    6.95000%       0.00           129,611.71             129,611.71                 0.00
    A-3  Carryover Interest                0.00           0.00                 0.00                   0.00                 0.00
    A-3  Writedown Interest                0.00           0.00                 0.00                   0.00                 0.00

    A-4                                    7.10000%       0.00            83,401.33              83,401.33                 0.00
    A-4  Carryover Interest                0.00           0.00                 0.00                   0.00                 0.00
    A-4  Writedown Interest                0.00           0.00                 0.00                   0.00                 0.00

    A-5                                    7.37500%       0.00           208,847.71             208,847.71                 0.00
    A-5  Carryover Interest                0.00           0.00                 0.00                   0.00                 0.00
    A-5  Writedown Interest                0.00           0.00                 0.00                   0.00                 0.00

    M                                      7.77500%       0.00           101,172.19             101,172.19                 0.00
    M  Carryover Interest                  0.00           0.00                 0.00                   0.00                 0.00
    M  Writedown Interest                  0.00           0.00                 0.00                   0.00                 0.00

    B-1                                    7.75000%       0.00           109,488.13             109,488.13                 0.00
    B-1  Carryover Interest                0.00           0.00                 0.00                   0.00                 0.00
    B-1  Writedown Interest                0.00           0.00                 0.00                   0.00                 0.00

    B-2                                    8.07500%       0.00            60,045.65              60,045.65                 0.00
    B-2  Carryover Interest                0.00           0.00                 0.00                   0.00                 0.00
    B-2  Writedown Interest                0.00           0.00                 0.00                   0.00                 0.00

    Limited Guarantee                                     0.00                 0.00                   0.00                 0.00

 ** X                                                     0.00           329,688.02             329,688.02                 0.00

    R                                                    (0.00)                0.00                   0.00                 0.00

 ** Service Fee                                          (0.00)          145,951.55             145,951.55                 0.00
                                             --------------------------------------------------------------------------------------

                                                         (0.01)        1,517,331.76           1,517,331.76                 0.00

    **  Disbursed as follows:
    ---------------------------------
    X Proceeds to Class A-6 Liquidity Account                                                          0.00
    X Proceeds to Class B-1 Liquidity Account                                                          0.00
    Service Fee to Class B-1 Liquidity Account
                                                                                        -----------------------
                                                                                               1,517,331.76
                                                                                        =======================




              Certificate                                              Interest Paid
                 Class                                 Ending          Per $1,000              Cert.              TOTAL
                                                       Balance         Denomination            Class           DISTRIBUTION
                                             ------------------------------------------------------------------------------------
    A-1                                                 0.00              5.42                   A-1            1,334,949.92
    A-1  Carryover Interest                             0.00              0.00
    A-1  Writedown Interest                             0.00              0.00

    A-2                                                 0.00              5.63                   A-2              184,314.38
    A-2  Carryover Interest                             0.00              0.00
    A-2  Writedown Interest                             0.00              0.00

    A-3                                                 0.00              5.79                   A-3              129,611.71
    A-3  Carryover Interest                             0.00              0.00
    A-3  Writedown Interest                             0.00              0.00

    A-4                                                 0.00              5.92                   A-4               83,401.33
    A-4  Carryover Interest                             0.00              0.00
    A-4  Writedown Interest                             0.00              0.00

    A-5                                                 0.00              6.15                   A-5              208,847.71
    A-5  Carryover Interest                             0.00              0.00
    A-5  Writedown Interest                             0.00              0.00

    M                                                   0.00              6.48                   A-6              101,172.19
    M  Carryover Interest                               0.00              0.00
    M  Writedown Interest                               0.00              0.00

    B-1                                                 0.00              6.46                   B-1              109,488.13
    B-1  Carryover Interest                             0.00              0.00
    B-1  Writedown Interest                             0.00              0.00

    B-2                                                 0.00              6.73                   B-2               60,045.65
    B-2  Carryover Interest                             0.00              0.00
    B-2  Writedown Interest                             0.00              0.00

    Limited Guarantee                                   0.00                            Limited Guarantee               0.00

 ** X                                                   0.00                                      X               329,688.02

    R                                                  (0.00)                                     R                     0.00

 ** Service Fee                                         0.00                                                      145,951.55
                                             -------------                                                -------------------

                                                       (0.00)                                                   2,687,470.59
                                                                                                          ====================